UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

ROADZEN INC.

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-41094	98-1600102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Anza Blvd Suite 109
Burlingame, California	94010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (347) 745-6448

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	RDZN	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	RDZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2025, Roadzen Inc. (the “Company”) entered into a placement agency agreement (the “Agency Agreement”) with ThinkEquity LLC (the “Placement Agent”), pursuant to which the Company agreed to issue and sell directly to one or more investors, in a best efforts offering (the “Offering”), an aggregate of 2,222,300 of the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), at an offering price of $2.25 per Share.

The Offering closed on January 6, 2025. The Company received gross proceeds of $5,000,175 in connection with the Offering, before deducting Placement Agent fees and other Offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering primarily for costs directly related to sales and marketing, for research and development, working capital and general corporate purposes, including personnel costs, capital expenditures and the costs of operating as a public company. The Company may also use a portion of the net proceeds to repay indebtedness outstanding.

The 2,222,300 Ordinary Shares sold in the Offering were offered and sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-282966), previously filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2024 and declared effective on November 12, 2024, including the base prospectus contained therein and a prospectus supplement dated January 3, 2025.

As part of its compensation for acting as Placement Agent for the Offering, the Company paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds and also issued to the Placement Agent warrants to purchase 111,115 Ordinary Shares (the “Placement Agent Warrants”). The Placement Agent Warrants have a term of five years commencing January 2, 2025, are exercisable commencing July 2, 2025, and have an exercise price of $2.8125 per Ordinary Share. The Placement Agent Warrants were, and the Ordinary Shares issuable upon exercise thereof will be, issued in reliance on the exemption from registration provided in Section 4(a)(2) under the Securities Act of 1933, as amended.

The Agency Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by the Company for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Agency Agreement, the Company has agreed for a period of 30-days from January 2, 2025, subject to certain exceptions, not to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of the Company or any securities convertible or exercisable or exchangeable for shares of the Company; (ii) file any registration statement; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank, or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of the Company. Further, pursuant to the terms of the Agency Agreement, the Company has agreed for a period of 30-days from January 2, 2025, without the prior written consent of the Placement Agent, it will not waive any existing transfer restriction applicable to Ordinary Shares held by any of its officers or directors or any entity owning more than 5% of its Ordinary Shares affiliated with any such officers or directors.

The foregoing descriptions of the Agency Agreement and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the copy of the Agency Agreement and the form of the Placement Agent Warrant, which are filed herewith as Exhibits 10.1 and 4.1, respectively.

The representations, warranties and covenants contained in the Agency Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Agency Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Agency Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Agency Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The legal opinion, including the related consent, of Maples & Calder relating to the issuance and sale of the Ordinary Shares issued in the Offering is filed as Exhibit 5.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the Placement Agent Warrants and the Ordinary Shares issuable thereunder is hereby incorporated by reference.

Item 8.01 Other Events.

On January 3, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 6, 2025, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Form of Placement Agent Warrant.
5.1	Opinion of Maples & Calder.
10.1	Placement Agency Agreement, dated January 2, 2025.
23.1	Consent of Maples & Calder (included in Exhibit 5.1).
99.1	Press Release dated January 3, 2025.
99.2	Press Release dated January 6, 2025.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADZEN INC.

Date: January 6, 2025	By:	/s/ Rohan Malhotra
	Name: Title:	Rohan Malhotra Chief Executive Officer